Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i) to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, substantially consistent with market; (ii) to agree with McDonald's on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened; for the three-year period commenced on January 1, 2011 the Company must reinvest an aggregate of at least $60 million per year; and open no less than 250 new restaurants; (iii) to commit to funding a specified Strategic Marketing Plan; and (iv) to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located.

     In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald's Corporation as collateral for the obligations assumed under the MFAs. The letter of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these Consolidated Financial Statements.

Provision for contingencies

     The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2011 the Company maintains a provision for contingencies amounting to $71,888 ($91,720 at December 31, 2010), which is disclosed net of judicial deposits amounting to $6,852 ($27,373 at December 31, 2010) that the Company was required to make in connection with the proceedings. As December 31, 2011, the net amount of $65,036 is disclosed as follows: $41,959 as a current liability and $23,077 as a non-current liability.

Breakdown of the provision for contingencies as of December 31, 2011 and 2010 is as follows:

	2011	2010
Tax contingencies in Brazil (i)	$42,011	$50,648
Labor contingencies in Brazil (ii)	19,646	33,456
Other	10,231	7,616
Subtotal	71,888	91,720
Judicial deposits	(6,852)	(27,373)
Provision for contingencies	$65,036	$64,347

(i) Mainly related to VAT special treatment for restaurants in Rio de Janeiro and taxes over the royalty payments.

(ii) Mainly related to dismissals in the normal course of business.

     In January 2007, several Puerto Rican franchisees filed a lawsuit against McDonald's Corporation and certain subsidiaries which the Company purchased during the acquisition of the LatAm business. The lawsuit originally sought declaratory judgment and damages in the amount of $11 million plus plaintiffs' attorney fees. In January 2008, the plaintiffs filed an amended complaint that increased the amount of damages sought to $66.7 million plus plaintiffs' attorney fees. The complaint, as amended, requests that the court declare that the plaintiffs' respective franchise agreements and contractual relationships with McDonald's Corporation, which agreements and relationships were assigned or otherwise transferred to the Company as part of the Acquisition of the LatAm business, are governed by the Dealers' Act of Puerto Rico, or "Law 75", a Puerto Rican law that limits the grounds under which a principal may refuse to renew or terminate a distribution contract. The complaint also seeks preliminary and permanent injunctions to restrict the Company from declining to renew the plaintiffs' agreements except for just cause, and to prohibit the Company from opening restaurants or kiosks within a three-mile radius of a franchisee's restaurant. In September 2008, the Company filed a counter-suit requesting the termination of the franchise agreements with these franchisees due to several material breaches. On December 23, 2010, the commissioner assigned by the Court of First Instance to this case issued a resolution holding that Law 75 applies to the parties' commercial relationship. On July 20, 2011, the Court of First Instance adopted the Commissioner´s determination with respect to the application of Law 75. This determination is an interlocutory determination that defines the legislation applicable to the franchisee rights and obligations. On August 26, 2011, the Company appealed the decision of the Court of First Instance by means of a certiorari to the Court of Appeals. The Company is still in the discovery phase with respect to the evidentiary part of this litigation. If the Company does not prevail on the non-applicability of Law 75 to the franchise agreements, the franchisees will still need to demonstrate and prove that the franchisor has breached their respective contracts. Therefore, no provision has been recorded regarding this lawsuit because the Company believes that a final negative resolution has a low probability of occurrence. In October and November of 2010, two bills were introduced in Puerto Rico Legislature that seek to regulate franchise agreements. Among other goals, these bills (like Law 75 in the case of distribution agreements) limit the grounds under which a franchisor may terminate or refuse to renew a franchise agreement. The bills are in the early stages of consideration by the Legislature and no hearings or votes have been scheduled. The Legislature is in the last session to consider this bill which at this time has no hearings or votes scheduled.

     Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald's Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisee lawsuit.

     Regarding contingencies in Brazil, at the end of fiscal year 2010 the Company decided to take advantage of law No. 11941 that amended the federal tax legislation to permit the entering into amnesty plans to settle existing contingencies in installments with benefits derived from the waiver of fines and a portion of accrued interests. The law also allows the use of tax loss carryforwards to settle the portion of interest not waived. The Company agreed with McDonald's Corporation to include in the amnesty plan most of the contingencies indemnified by them using tax loss carryforwards to settle the interests and receive a cash payment equal to the principal plus 50% of the interests. As a result of this agreement, in fiscal year 2010 the Company recorded a loss amounting to $22,476 within "Non-operating expenses" in the consolidated statement of income. The Company recorded an additional loss amounting to $3,056 within "Other operating expenses, net" in connection with contingencies not indemnified by McDonald's Corporation but also included in the amnesty program. The accounting for the amnesty program at the end of fiscal year 2010 included a reduction of the provision for contingencies, the recognition of a liability for the amnesty program within "Accrued payroll and other liabilities", a reduction in the receivable with McDonald's Corporation and a reduction of the balance of deferred tax assets related to tax loss carryforwards. At December 31, 2011, the current asset in respect of McDonald's Corporation's indemnity represents the amount of cash to be received as a result of the abovementioned agreement.

     At December 31, 2011, the non-current portion of the provision for contingencies includes $12,141 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a non-current asset in respect of McDonald's Corporation's indemnity in the consolidated balance sheet.